OTHER EXHIBIT




                                POWER OF ATTORNEY




         The undersigned hereby constitutes and appoints Karen Jacoppo-Wood and Jennifer J. Brooks, and each of them, with full power to act, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any or all amendments to the Registration Statement on Form N-1A of Legacy Funds Group, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any states securities commissions, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.






/s/ Walter B. Grimm
------------------------------------
Walter B. Grimm






Dated:            January 30, 2002

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Karen Jacoppo-Wood and Jennifer J. Brooks, and each of them, with full power to act, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any or all amendments to the Registration Statement on Form N-1A of Legacy Funds Group, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any states securities commissions, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ William E. Karnatz, Sr.
------------------------------------
William E. Karnatz, Sr.





Dated:            January 30, 2002

                                POWER OF ATTORNEY




         The undersigned hereby constitutes and appoints Karen Jacoppo-Wood and Jennifer J. Brooks, and each of them, with full power to act, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any or all amendments to the Registration Statement on Form N-1A of Legacy Funds Group, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any states securities commissions, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.






/s/ James A. Kingsbury
------------------------------------
James A. Kingsbury








Dated:            January 30, 2002

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Karen Jacoppo-Wood and Jennifer J. Brooks, and each of them, with full power to act, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any or all amendments to the Registration Statement on Form N-1A of Legacy Funds Group, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any states securities commissions, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.






/s/ James W. Schultz
------------------------------------
James W. Schultz








Dated:            January 30, 2002

                                POWER OF ATTORNEY



         The undersigned hereby constitutes and appoints Karen Jacoppo-Wood and Jennifer J. Brooks, and each of them, with full power to act, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any or all amendments to the Registration Statement on Form N-1A of Legacy Funds Group, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any states securities commissions, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.






/s/ Mark W. Immelt
------------------------------------
Mark W. Immelt








Dated:            January 30, 2002